UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

Laird Superfood, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	1-39537	81-1589788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5303 Spine Road, Suite 204 Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

(541) 588-3600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LSF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed by Laird Superfood, Inc. (the “Company”) on April 21, 2026, the Company completed its acquisition (the “Terrasoul Acquisition”) of (i) all of the issued and outstanding units of Terrasoul Superfood, LLC (“Terrasoul”). Concurrently with the closing of the Terrasoul Acquisition, the Company also completed the private placement, pursuant to which the Investor purchased an aggregate of 60,000 shares of Series A Preferred Stock at a purchase price of $1,000 per share for gross proceeds of $60.0 million (the “Financing”).

On April 21, 2026, the Company filed a Current Report on Form 8-K reporting the Terrasoul Acquisition, the Financing and related matters (the “Original Report”), which included disclosure under Item 2.01 of Form 8-K and related financial statements under Item 9.01 of Form 8-K. Accordingly, this Current Report on Form 8-K/A amends the Original Report to provide (i) the historical financial information of Terrasoul required under Item 9.01(a) of Form 8-K and (ii) the pro forma financial information required under Item 9.01(b) of Form 8-K. Except as set forth herein, this Amendment No. 1 does not amend, modify or update the disclosure contained in the original Form 8-K (including the exhibits thereto).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses of Funds Acquired.

The audited historical financial statements of Terrasoul for the years ended December 31, 2025 and December 31, 2024, respectively, and the notes related thereto are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the Terrasoul Acquisition and the Financing at and for the fiscal year ended December 31, 2025, and the notes related thereto, is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.

The pro forma financial information has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company would have achieved had the Terrasoul Acquisition been consummated at and during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the Company may achieve following the Terrasoul Acquisition.

(d) Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of KPMG LLP.
99.1	Historical Consolidated Financial Statements of Terrasoul Superfood, LLC.
99.2	Unaudited Pro Forma Consolidated Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 6, 2026	Laird Superfood, Inc.

	By:	/s/ Anya Hamill
	Name:	Anya Hamill
	Title:	Chief Financial Officer